SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10,2005

                         TII NETWORK TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                            ------------------------
                            (State of Incorporation)


       1-8048                                              66-0328885
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(Commission File No.)                          (IRS Employer Identification No.)




         1385 Akron Street, Copiague, New York               11726
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        (Address of Principal Executive Offices)          (Zip Code)

                                 (631) 789-5000
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              (Registrant's telephone number, including area code


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         The following information, including Exhibit 99.1 and the information therefrom incorporated herein by reference, is being furnished, and shall not be deemed "filed," for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02         Results of Operations and Financial Condition.
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         On February 10, 2005, the Company issued a press release announcing its results of operations for the second fiscal quarter and first half of fiscal 2005, ended December 31, 2004. A copy of the press release is furnished as
Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.
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                  (a)      Financial Statements of Businesses Acquired: None

                  (b)      Pro Forma Financial Information: None

                  (c)      Exhibits:

                           99.1 The Company's press release dated February 10, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TII NETWORK TECHNOLOGIES, INC



Date: February 11, 2005                By: /s/ Kenneth A. Paladino
                                           -------------------------------------
                                           Kenneth A. Paladino,
                                           Vice President-Finance, Treasurer and
                                           Chief Financial Officer


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

                                  EXHIBIT INDEX

Exhibit
Number   Description
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99.1     The Company's Press Release dated February 10, 2005.



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